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                                                                  EXHIBIT 23.1






                          INDEPENDENT AUDITORS' CONSENT


The Board of Directors and Stockholder
B&G Foods, Inc.:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

KPMG LLP

Short Hills, New Jersey
May 9, 2002